                                                                      EXHIBIT 32

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Tiao Tsan Lai and Hsin Nan Lin hereby jointly certify as follows:

      (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of City Network, Inc. (the "Company");

      (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended May 31, 2004 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.


    Date: July 20, 2004       By: /s/ Tiao Tsan Lai
                                  ------------------------------------
                                  Tiao Tsan Lai
                                  Chief Executive Officer
                                  (Principal Executive Officer)

    Date: July 20, 2004

                              By: /s/ Hsin Nan Lin
                                  ------------------------------------
                                  Hsin Nan Lin
                                  Chief Financial Officer
                                  (Principal Financial Officer)


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